Exhibit 12(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the FRANKLIN CALIFORNIA TAX-FREE INCOME FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2009 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 5/27/2009


                            /s/LAURA F. FERGERSON

                            Laura F. Fergerson
                            Chief Executive Officer - Finance and Administration

                                                                   Exhibit 12(b)


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the FRANKLIN CALIFORNIA TAX-FREE INCOME FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2009 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 5/27/2009


                            /s/GASTON GARDEY

                            Gaston Gardey
                            Chief Financial Officer and Chief Accounting Officer